SCUDDER
                                                                     INVESTMENTS



--------------------------------------------------------------------------------
EQUITY/GLOBAL
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Scudder Pacific
Opportunities Fund





Semiannual Report
April 30, 2001


The fund seeks to provide long-term growth of capital.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      22   Financial Statements

                      25   Financial Highlights

                      27   Notes to Financial Statements

                      34   Report of Independent Accountants

                      35   Officers and Directors

                      36   Investment Products and Services

                      38   Account Management Resources

Scudder Pacific Opportunities Fund
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Class AARP                     ticker symbol SPOPX           fund number 173
Class S                        ticker symbol SCOPX           fund number 073
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Date of Inception:    o    The Pacific Rim markets generally declined during the
12/8/92                    six-month reporting period, due in part to weakness
                           in the Nasdaq index in the U.S. and concerns about
                           the slowing global economy.
Total Net Assets as
of 4/30/01 --
                      o    After having been overweight in technology and
                           communications stocks during most of 2000, the fund
                           has adopted a more defensive posture. As a result,
Class AARP:                it holds a higher-than-normal weighting in cash and
$.07 million               convertible bonds, and has increased its position in
                           the financial sector during the past six months.
Class S:
$88 million

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The past year has been challenging for investors in the Pacific Rim, as the region's stock markets have been exceptionally volatile and highly vulnerable to the difficulties that have been affecting the entire global economy. Class S shares of Scudder Pacific Opportunities Fund have been hurt in this environment, as they have fallen 9.12% over the past six months and 33.79% over the past year.

We understand that you may be dismayed by the decline in your fund's share price. However, it is often when the investment backdrop appears to be the most challenging that opportunities can be the most prevalent. By making the decision to sell when a sector has fallen sharply, you can avoid further fluctuations in the financial markets and reduce your short-term risk. But you also run the risk of missing a potential rally as the climate improves and investors start buying to take advantage of investment opportunities.

In our view, such opportunities currently exist in the Asian markets. Stocks in the region are reasonably priced compared to both their own histories and other markets around the world, and corporate management teams are becoming increasingly shareholder-oriented and focused on the need to become more efficient. Although compelling valuations and more enlightened management practices may not lead to improved market performance in the short term -- since investors will likely remain cautious until there are clearer signs that the global economy is picking up steam -- the Asian markets should benefit in the years ahead. We urge investors who have held on through the downturn of the past year to maintain a focus on potential long-term benefits of maintaining an investment in the Pacific Rim, even when the region is experiencing high volatility and poor short-term market performance.

We would like to take this opportunity to announce a change in the fund's management. Peter Sartori, who has 11 years of experience in managing assets, became the fund's new lead portfolio manager in early June. Mr. Sartori will be working out of the firm's Singapore office.

Thank you for your continued investment in Scudder Pacific Opportunities Fund. If you have any questions regarding the fund or your account, visit us on the Web. You can also speak with one of our representatives by calling us toll-free.


Sincerely,

/s/ Linda C. Coughlin

Lin Coughlin
President
Scudder Pacific Opportunities Fund


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                         AARP Investment Program        Scudder Class S

           Web site:        aarp.scudder.com             myScudder.com
          Toll-free:         1-800-253-2277              1-800-SCUDDER
--------------------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2001


Growth of a $10,000 Investment

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


Scudder Pacific Opportunities                  MSCI All Country Asia Free
Fund -- Class S                                  Index (excluding Japan)*

             12/92      10000                            10000
             1993       11019                            11910
             1994       13498                            16806
             1995       12811                            16185
             1996       14490                            19974
             1997       13844                            18496
             1998        9205                            11487
             1999        8976                            13603
             2000       12165                            15874
             2001        8034                            10835

                              Yearly periods ended April 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                              Total Return

                               Growth of                             Average
Period ended 4/30/2001         $10,000               Cumulative       Annual
--------------------------------------------------------------------------------
Scudder Pacific Opportunities Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $   6,621              -33.79%          -33.79%
--------------------------------------------------------------------------------
5 year                         $   5,559              -44.41%          -11.08%
--------------------------------------------------------------------------------
Life of Class**                $   8,034              -19.66%           -2.57%
--------------------------------------------------------------------------------
MSCI All Country Asia Free Index (excluding Japan)*
--------------------------------------------------------------------------------
1 year                         $   6,826              -31.74%          -31.74%
--------------------------------------------------------------------------------
5 year                         $   5,425              -45.75%          -11.51%
--------------------------------------------------------------------------------
Life of Class**                $  10,835                8.35%             .97%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



                                  Yearly periods ended April 30



                  1993** 1994   1995   1996   1997  1998   1999   2000   2001
--------------------------------------------------------------------------------
Class Total
Return (%)        9.92  22.49  -5.09  13.11  -4.46 -33.51  -2.48  35.52 -33.79
--------------------------------------------------------------------------------
Index Total
Return (%)       19.10  41.11  -3.69  23.42  -7.40 -37.89  18.42  16.70 -31.74
--------------------------------------------------------------------------------
Net Asset
Value ($)        13.19  16.08  15.17  17.05  16.27  10.51  10.21  13.85   9.17
--------------------------------------------------------------------------------
Income
Dividends ($)       --    .08    .10    .10    .01    .30    .03     --     --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)   --    .01     --     --     --     --     --     --     --
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on December 8, 1992. Index comparisons begin
   December 31, 1992.

   On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the life-of-fund total return for the class would have been lower.

Portfolio Summary
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                                                                  April 30, 2001




--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)                              During the six-month
                                                           reporting period, the
                                                            fund's weightings in
                                                             Hong Kong and Korea
                                                                 fell, while its
                                                        weightings in Taiwan and
                                                                 Singapore rose.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Hong Kong                   32%
    Taiwan                      21%
    Korea                       13%
    Singapore                   11%
    India                       11%
    U.K.                         3%
    China                        2%
    Australia                    2%
    Thailand                     2%
    Other                        3%
------------------------------------
                               100%
------------------------------------



--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)                           The fund's weighting in
                                                            the financial sector
                                                           increased from 17% of
                                                                   net assets on
                                                               October 31, 2000.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Financial                   33%
    Technology                  22%
    Manufacturing               15%
    Communications              12%
    Transportation               4%
    Consumer Discretionary       3%
    Consumer Staples             2%
    Energy                       2%
    Durables                     2%
    Other                        5%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(36% of Portfolio)                                         Six of the fund's top
                                                         ten holdings are in the
                                                               financial sector,
                                                            compared to three on
                                                               October 31, 2000.

  1. Hutchison Whampoa Ltd.
     Provider of investment services in Hong Kong

  2. China Mobile Ltd.
     Provider of cellular telecommunication services in Hong Kong

  3. Samsung Electronics Co.
     Manufacturer of electronics in Korea

  4. Taiwan Semiconductor Manufacturing Co., Ltd.
     Manufacturer of integrated circuits in Taiwan

  5. United Microelectronics Corp.
     Designer and manufacturer of integrated circuits and related electronic products in Taiwan

  6. Sun Hung Kai Properties Ltd.
     Provider of real estate and financial services in Hong
     Kong

  7. Henderson Land Development Co., Ltd.
     Provider of management, construction, financial and information technology services in Hong Kong

  8. Cheung Kong Holdings Ltd.
     Provider of real estate and financial management services in Hong Kong

  9. DBS Group Holdings Ltd.
     Provider of banking and other financial services in Singapore

 10. HSBC Holdings plc
     Provider of international banking and financial services in the United Kingdom


For more complete details about the Fund's investment portfolio, see page 6. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2001

In the following interview, Lead Portfolio Manager Tien-Yu Sieh discusses Scudder Pacific Opportunities Fund's strategy and the market environment during the six-month period ended April 30, 2001.

                     Q: The Asian markets have performed poorly during the past six months. What factors have sparked their declines?

                     A: The most important factor influencing the Asian markets during this time was the deterioration of the global investment environment. Fears of a slowing economy in the U.S. had a significant impact on sentiment in Asia, since such a large percentage of the region's exports are sold to the United States. Additionally, slowing sales of technology products worldwide took a large bite out of the share prices of Asian tech companies. These two factors, along with weakness in the Nasdaq average in the United States, kept pressure on Asian stocks for most of the period. However, stock market returns for the full six-month period showed only moderate losses due to substantial rallies in January -- following the surprise interest rate cut by the U.S. Federal Reserve on the first business day of the year -- and in April, when stocks rallied across the globe.

                     Local factors also played a part, of course, but in the case of the four countries where we hold the largest percentage of fund assets, their influence was mixed. In Hong Kong, for example, lower interest rates in the U.S. and strong trade with China provided a boost, but investor sentiment was muted due to continued weakness in the local economy. Korean stocks were supported by attractive valuations, the improving political backdrop in Japan (since the two economies are so closely connected), and the upcoming World Cup soccer tournament, but market participants were disappointed by a lack of progress in government reform and corporate restructuring (see glossary). Taiwan presented a similarly mixed picture: stocks performed well in January through March due to lower local interest rates and hopes for a pickup in corporate merger activity, making the country the top

--------------------------------------------------------------------------------

                    performer in the region for the first calendar quarter. However, the tensions associated with the downed U.S. plane, possible U.S. weapons sales to the island, and questions surrounding the Bush administration's China policy kept Taiwan's market from participating in April's global rally. In India, the positive effects of compelling valuations and strength in the consumer sector were offset by a bribery scandal at the top levels of the country's government.

                    Q: How did the fund perform during the six-month period?

                    A: Class S shares of the fund's total return was -9.12%, which trailed the -8.37% return of its unmanaged benchmark, the MSCI All-Country Asia Free Index.

                    The fund has not performed well against its peers during the past year, due primarily to our decision to overweight the technology and telecommunications sectors early in 2000. In the wake of the sector's collapse and its subsequent effects on the fund's share price -- as well as the ongoing challenges posed by high market volatility and slowing corporate earnings growth worldwide -- we have adopted a more defensive positioning (see glossary) in the portfolio. We have raised the fund's weighting in cash and convertible bonds, and brought its country and sector weightings more closely in line with those of the benchmark. As a result of these shifts, the fund's weighting in technology and telecommunications stocks has declined substantially in recent months, while its holdings in the financial sector have increased. At a time when external factors are playing a significant role in the performance of Asian equities, we feel that an approach that avoids large "bets" on any particular area of the market is warranted. With a higher level of cash in the portfolio, we believe we will have the flexibility to take advantage of potential market upside if earnings visibility improves.

--------------------------------------------------------------------------------

                    Q: The fund's weighting in technology and communications stocks has fallen significantly in the past six months. What's your view on the sector now?

                    A: We were overweight in these areas during the first half of last year, so the fund's performance was hurt significantly when the Nasdaq's correction sparked a decline in these sectors across all global markets. A key aspect of our positive view on Asian techs was our belief that they were attractively valued in relation to their global counterparts. However, if tech stocks underperform in the rest of the world, they will also underperform in Asia regardless of their valuations.

                    The fund's weighting in techs and telecoms has declined in the past six months, from 41% of net assets on October 31, 2000, to 34% on April 30, 2001. This was largely due to additional declines in our holdings in these sectors rather than an active decision on our part to trim our existing holdings. The position we hold now includes more defensive stocks that we believe to have good earnings prospects and attractive valuations, such as Samsung Electronics (Korea) and Compal (Taiwan), as well more aggressive stocks such as Chartered Semiconductor (Singapore). In this way, we hope to position the fund to benefit from potential gains in the sector while at the same time providing a cushion against further declines.

                    Q: The fund's weighting in the financial sector has increased substantially during the past six months. Why?

                    A: The financial sector now accounts for 33% of the portfolio's net assets, versus 17% on October 31, 2000. We believe that the sector, in general, offers compelling opportunities due to falling interest rates worldwide (which are generally beneficial for the financial sector's earnings) and a positive environment for consolidation (merger) activity. Consolidation is generally helpful in that it benefits the stocks of the acquired companies, leads to speculation that other companies will also be acquired (thus boosting their share prices), and reduces industry

--------------------------------------------------------------------------------

                    capacity. We are also positive about the restructuring and reforms we see taking place within the banking sectors of Korea and India, and are encouraged by the attractive valuations we see in the financial sector across the entire Asian region. Our holdings in this area also include banks in Thailand and Malaysia, which we bought to gain exposure to the growth of the two countries' economies.

                    Q: What is your outlook for the Asian markets from here?

                    A: Although our long-term view on the region's potential remains positive due to several key factors -- such as attractive demographics, some of the highest economic growth rates in the world, rising merger activity, the proliferation of restructuring, and a gradual reduction in government regulations -- it is likely that the extraordinary volatility that has characterized the market environment in recent months will persist throughout the remainder of the year. Until such time as investors have a clear view as to the direction of the global economy and corporate earnings worldwide, stocks in general -- and Asian stocks in particular -- will be vulnerable to short-term factors due to the region's dependence on exports to the U.S. and the health of the global technology sector. Another potential negative is the likelihood that earnings expectations for Asian companies will continue to be ratcheted down in the months ahead.

                    Having said that, there are two key external factors that could help the Asian markets in the months ahead. First, the U.S. Federal Reserve continues to cut interest rates aggressively and additional stimulus appears to be in the cards in the form of tax cuts. Both of these could support a rebound in the U.S. economy, which would help Asian exporters. Second, the ongoing weakness in the Japanese economy has prompted the country to make a number of significant changes. The Bank of Japan has cut interest rates back to zero and announced a fight against deflation (see glossary), which bodes well for the economy -- providing that the government can make the necessary

--------------------------------------------------------------------------------


                    reforms. Reinforcing hopes for an eventual turnaround, the pro-reform maverick Junichiro Koizumi was elected president of the ruling LDP party in late April, making him the country's next Prime Minister. Unlike his predecessors, Koizumi seems to have a greater appreciation for the need to make short-term sacrifices to ensure the country's long-term prosperity. Whether these developments can help spark a rebound in the economies of the U.S. and Japan remains to be seen, but overall we believe they bode well for the smaller economies of the Pacific Rim.

                    Individual stock selection will be extremely important in this uncertain environment. We will therefore focus our efforts on using fundamental research to find the highest quality companies the region has to offer. We intend to maintain a focus on companies with strong balance sheets, steady revenues, strong management teams, and the potential to benefit from important fundamental changes (such as meaningful restructuring initiatives). We believe that this approach will help the fund weather the volatile environment we see unfolding in the months ahead.

Glossary of Investment Terms
--------------------------------------------------------------------------------

       Consolidation  The reduction in the number of companies in a particular industry, brought about by merger and acquisition activity.

         Convertible  Bonds that are exchangeable for a set number of
               Bonds another type of security (usually common shares) at a prestated price. Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than non-convertible bonds.

           Defensive Stocks and bonds that are more conservative than average, Securities and tend to perform better than the overall market when that market is weak. Often, non-cyclical to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

           Deflation  A decline in the prices of goods and services. The opposite of inflation, deflation usually has a negative effect on output and employment.

       Restructuring  The general term for major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

           Valuation  Placing a value on an asset. Stock analysis determines the market value of a company's stocks based on the outlook for earnings and the market value of assets on the balance sheet. Valuation is normally expressed in terms of price-to-earnings (or P/E) ratio. A stock with a high P/E is said to have a high valuation, a stock with a low P/E is said to have a low valuation.

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                        as of April 30, 2001
--------------------------------------------------------------------------------

                                                                    Principal
                                                                    Amount ($)   Value ($)
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Repurchase Agreements 3.8%
-------------------------------------------------------------------------------------------
 United States
 Salomon Smith Barney, 4.62%, to be repurchased
    at $3,307,424 on 5/1/2001**                                                 -----------
    (Cost $3,307,000) ...........................................    3,307,000    3,307,000
                                                                                -----------
-------------------------------------------------------------------------------------------
Short-Term Investments 1.2%
-------------------------------------------------------------------------------------------
 United States
 Federal Home Loan Bank, 4.77%***, 5/1/2001                                     -----------
    (Cost $1,000,000) ...........................................    1,000,000    1,000,000
                                                                                -----------
-------------------------------------------------------------------------------------------
Convertible Bonds 2.4%
-------------------------------------------------------------------------------------------
 Cayman Islands 0.9%
 IBK Cayman Finance Co., 1.5%, 8/17/2003 ........................      752,000      756,738
                                                                                -----------
 Taiwan 1.5%
 Compal Electronics, Inc., 10/19/2005 ...........................      654,000      739,020
 Hon Hai Precision Industry, 11/15/2005 .........................      577,000      579,885
                                                                                -----------
                                                                                   1,318,90
                                                                                -----------
-------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,057,140)                                         2,075,643
-------------------------------------------------------------------------------------------




                                                                       Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Common Stocks 92.6%
-------------------------------------------------------------------------------------------
 Australia 1.9%
 Cable & Wireless Optus Ltd.* (Provider of communication
    and telecommunication services) .............................      236,200      429,611
 E.R.G. Ltd. (Manufacturer of automated fare collection
    equipment and systems) ......................................      312,700      240,318
 National Australia Bank Ltd. (Provider of commercial
    banking services) ...........................................       21,200      326,941
 The News Corp., Ltd. (Producer and distributor of
    motion pictures and television programming) .................       67,200      641,292
                                                                                -----------
                                                                                  1,638,162
                                                                                -----------
 Bermuda 0.5%
 Asia Global Crossing Ltd. "A"* (Provider of full range of
    integrated telecommunications and IP services in the
    Asia Pacific region) ........................................       69,600      436,392
                                                                                -----------


    The accompanying notes are an integral part of the financial statements.



                                       16





                                                                     Shares      Value ($)
-------------------------------------------------------------------------------------------

 China 1.9%
 Beijing Datang Power Generation Co., Ltd. "H"
    (Developer and operator of coal-fired electric
    power plants) ...............................................    1,342,000      447,385
 China Petroleum and Chemical Corp. "H" (Explorer and
    producer of oil and natural gas) ............................    1,828,000      325,797
 Huaneng Power International, Inc. (ADR) (Developer, owner
    and operator of large coal-fired power plants) ..............       17,900      411,521
 PetroChina Co., Ltd. "H" (Explorer, developer and
    producer of crude oil and natural gas) ......................    2,248,000      481,358
                                                                                -----------
                                                                                  1,666,061
                                                                                -----------
 Hong Kong 30.3%
 Amoy Properties Ltd. (Property management company) .............      241,500      250,817
 Bank of East Asia Ltd. (Provider of banking services) ..........      192,000      436,974
 CNOOC Ltd.* (Producer of oil and gas) ..........................      655,000      634,080
 Cheung Kong Holdings Ltd. (Provider of real estate and
    financial management services) ..............................      158,000    1,757,446
 Cheung Kong Infrastructure Holdings, Ltd. (Infrastructure
    business in power plants, toll roads and bridges in
    China) ......................................................      406,000      645,510
 China Mobile Ltd.* (Provider of cellular
    telecommunication services) .................................      984,000    4,844,867
 Citic Pacific Ltd. (Diversified holding company) ...............      157,000      451,930
 Dah Sing Financial Group (Provider of banking services
    and property investment) ....................................       67,800      369,466
 Denway Motors Ltd.* (Manufacturer, assembler and trader
    of motor vehicles) ..........................................    1,894,000      564,623
 Esprit Holdings Ltd.* (Designer and manufacturer of high
    quality fashion products) ...................................      828,581      940,229
 Giordano International Ltd. (Retailer and distributor of
    casual apparel and accessories) .............................      801,424      418,741
 Henderson Investment Ltd. (Provider of management,
    construction, financial and information technology
    services) ...................................................      718,000      506,340
 Henderson Land Development Co., Ltd. (Provider of
    management, construction, financial and information
    technology services) ........................................      394,000    1,808,568
 Hong Kong Exchanges & Clearing Ltd. (Owner and
    operator of the stock exchange and futures exchange) ........      434,000      779,064
 Hutchison Whampoa, Ltd. (Provider of investment
    services) ...................................................      548,400    5,888,948
 Legend Holdings Ltd. (Manufacturer of computers and
    related products) ...........................................    1,398,000    1,111,359
 MTR Corp. (Provider of public transport services) ..............      665,200    1,147,176



    The accompanying notes are an integral part of the financial statements.



                                       17

-------------------------------------------------------------------------------------------



                                                                       Shares     Value ($)
-------------------------------------------------------------------------------------------

 Sun Hung Kai Properties Ltd. (Provider of real estate and
    financial services) .........................................      260,000    2,433,614
 The Wharf (Holdings) Ltd. (Developer of real estate
    properties) .................................................      287,000      677,104
 Wing Hang Bank Ltd. (Provider of corporate and retail
    banking services) ...........................................      174,900      690,710
                                                                                -----------
                                                                                 26,357,566
                                                                                -----------
 India 10.4%
 Dr. Reddy's Laboratories Ltd. (Manufacturer and exporter
    of pharmaceuticals) .........................................       18,600      445,344
 Grasim Industries Ltd. (Operator of a diversified
    manufacturing company) ......................................       34,300      212,325
 HDFC Bank Ltd. (Provider of corporate banking and
    custodial services) .........................................       58,300      287,206
 Hindalco Industries Ltd. (Miner and refiner of aluminum) .......       11,100      191,857
 Hindustan Lever Ltd. (Manufacturer of diverse branded
    and packaged consumer products) .............................      292,000    1,313,813
 Housing Development Finance Corp., Ltd. (Provider of
    housing finance to individuals, corporations
    and developers) .............................................       36,000      442,891
 ICICI Ltd. (ADR) (Provider of promotion and participation
    of private capital) .........................................       24,400      290,360
 ITC Ltd. (Manufacturer of tobacco products) ....................       46,200      825,712
 Infosys Technologies Ltd. (Provider of IT services
    and consulting) .............................................       10,700      851,568
 Larsen & Toubro Ltd. (Manufacturer of cement,
    engineering equipment and machinery) ........................       45,800      215,018
 Mahanagar Telephone Nigam Ltd. (Operator of
    a telecommunications company) ...............................      138,900      445,702
 Reliance Industries Ltd. (Manufacturer of synthetic fibers,
    fiber intermediates, petrochemicals and textiles) ...........      147,700    1,084,100
 Satyam Computer Services Ltd. (Provider of Information
    Technology services) ........................................      116,620      538,409
 State Bank of India (Provider of banking services) .............      208,500      934,778
 Videsh Sanchar Nigam Ltd. (Provider of telecommunication
    services) ...................................................       37,100      500,850
 Wipro Ltd.* (Provider of Information Technology and
    computer-related technologies) ..............................       16,000      490,658
                                                                                -----------
                                                                                  9,070,591
                                                                                -----------
 Korea 12.3%
 Hite Brewery Co., Ltd. (Producer of beer, liquor and
    natural mineral drinking water) .............................       15,110      512,845
 Housing & Commercial Bank (Provider of commercial
    banking and financial services) .............................       28,250      537,329
 Hyundai Motor Co., Ltd. (Manufacturer of automobiles) ..........       46,500      727,335
 Kookmin Bank (Provider of commercial banking services) .........       40,760      482,806


    The accompanying notes are an integral part of the financial statements.


                                       18

-------------------------------------------------------------------------------------------


                                                                       Shares      Value ($)
-------------------------------------------------------------------------------------------
 Kookmin Credit Card Co., Ltd. (Provider of credit
    card services) ..............................................       35,280      932,228
 Korea Telecom Corp. (ADR) (Provider of
    telecommunication services) .................................       26,900      743,247
 Korea Telecom Freetel* (Provider of mobile
    communication services) .....................................       13,900      498,162
 Pohang Iron & Steel Co., Ltd. (Producer of steel) ..............        6,050      450,190
 SK Telecom Co., Ltd. (Provider of mobile
    telecommunication services) .................................        6,370    1,095,524
 Samsung Electro-Mechanics Co., Ltd. (Manufacturer of
    electronic parts and consumer products) .....................        7,470      236,238
 Samsung Electronics Co., Ltd. (Manufacturer of
    electronic equipment) .......................................       24,186    4,205,462
 Samsung SDI Co., Ltd. (Manufacturer of cathode ray
    tubes for television and computer monitors) .................        6,400      265,816
                                                                                -----------
                                                                                 10,687,182
                                                                                -----------

 Malaysia 1.4%
 British American Tobacco Malaysia Berhad (Manufacturer,
    importer and retailer of tobacco products) ..................       49,400      451,744
 Malayan Banking Berhad (Provider of banking and
    financial services) .........................................      158,000      407,468
 Malaysian Pacific Industries Berhad (Manufacturer of
    inte
 Unisem (M) Berhad (Manufacturer of semiconductors) .............      101,000      184,721
                                                                                -----------
                                                                                  1,187,615
                                                                                -----------
 Singapore 11.0%
 Capitaland Ltd. (Operator of residential and
    commercial properties) ......................................      398,000      502,470
 Chartered Semiconductor (ADR)* (Provider of wafer
    fabrication services to semiconductor suppliers) ............       16,600      531,034
 Chartered Semiconductor Manufacturing Ltd.* (Provider
    of comprehensive wafer fabrication services and
    technologies) ...............................................      161,000      494,895
 DBS Group Holdings Ltd. (Provider of banking and
    financing services) .........................................      197,999    1,728,062
 Oversea-Chinese Banking Corp., Ltd. (Foreign registered)
    (Provider of commercial banking services) ...................      126,400      763,201
 Sembcorp Logistics Ltd. (Provider of passenger ferry
    services, ocean towage and marine transportation) ...........      308,200    1,184,213
 Singapore Airlines Ltd. (Provider of air transportation) .......      124,700      992,507
 Singapore Press Holdings, Ltd. (Printer, publisher and
    distributor of newspapers and magazines) ....................       63,000      722,747
 Singapore Telecommunications Ltd. (Provider of
    telecommunications systems and services) ....................      733,000      732,276


    The accompanying notes are an integral part of the financial statements.



                                       19

-------------------------------------------------------------------------------------------


                                                                       Shares     Value ($)
-------------------------------------------------------------------------------------------

 United Overseas Bank, Ltd. (Provider of a full range of
    commercial banking and financial services) ..................      145,800      968,372
 Venture Manufacturing Ltd. (Provider of manufacturing
    services to electronics companies) ..........................      139,600      973,16
                                                                                -----------
                                                                                  9,592,946
                                                                                -----------
 Taiwan 18.3%
 Cathay Life Insurance Co., Ltd. (Provider of life
    insurance services) .........................................      244,000      359,805
 China Development Industrial Bank* (Provider of
    investment banking services) ................................      925,000      824,035
 Chung Hsing Bills Finance Corp. (Provider of
    brokerage and dealer services for short-term
    debt instruments) ...........................................    1,893,000      532,388
 Compal Electronics, Inc. (Manufacturer and marketer of
    notebook computers and color monitors) ......................      196,000      333,718
 Compeq Manufacturing Co., Ltd.* (Manufacturer of
    multi-layer and double-sided printed circuit boards) ........      187,400      572,627
 Dah An Commercial Bank* (Provider of commercial
    banking services) ...........................................    3,943,000      833,197
 Delta Electronics, Inc. (Manufacturer of power supply and
    video display equipment) ....................................       98,000      297,963
 Far Eastern Air Transport Co., Ltd.* (Provider of scheduled
    air transportation services for passengers and freight) .....      483,000      146,853
 Formosa Plastics Corp. (Manufacturer of plastic
    materials) ..................................................            2            3
 Hon Hai Precision Industry Co., Ltd. (Manufacturer of
    electronic products) ........................................       55,080      323,212
 Macronix International Co., Ltd.* (Manufacturer of
    computer memory chips) ......................................      416,000      638,735
 Nanya Technology Corp.* (Manufacturer of dynamic
    random access memories) .....................................      417,000      382,895
 Phoenixtec Power Co., Ltd. (Manufacturer of industrial
    electric and electronic products) ...........................      395,000      362,694
 President Chain Store Corp. (Operator of convenience
    stores) .....................................................      272,000      785,649
 Silicon Integrated Systems Co., Ltd.* (Manufacturer of
    chipsets for computers) .....................................      342,000      556,309
 Sunplus Technology Co., Ltd., (GDR)* (Designer,
    manufacturer and marketer of integrated circuits) ...........       28,000      267,400


 Taipei Bank* (Provider of commercial banking services) .........    1,321,000      787,218
 Taiwan Semiconductor Manufacturing Co., Ltd. ...................
    (Manufacturer of integrated circuits) .......................    1,337,328    3,700,117
 United Microelectronics Corp. (ADR)* (Designer and
    manufacturer of integrated circuits and related
    electronic products) ........................................      264,717    2,909,240

    The accompanying notes are an integral part of the financial statements.


                                       20




                                                                      Shares      Value ($)
-------------------------------------------------------------------------------------------
 Via Technologies, Inc.* (Designer, manufacturer and
    marketer of integrated PC chipsets) .........................       41,000      386,440
 Yuanta Core Pacific Securities Co.* (Provider of brokerage,
    dealer and underwriter services for financial securities) ...    1,206,000      916,692
                                                                                -----------
                                                                                 15,917,190
                                                                                -----------
 Thailand 1.4%
 Bangkok Bank Ltd. (Foreign registered)*
    (Provider of commercial banking services) ...................      361,900      400,349
 National Finance Public Co., Ltd. (Foreign registered)*
    (Provider of financial services) ............................    2,188,210      407,443
 Shin Corporation Public Co., Ltd. plc (Foreign registered)*
    (Investor of diversified telecommunication, media
    and advertising businesses) .................................      120,500      429,384
                                                                                -----------
                                                                                  1,237,176
                                                                                -----------
 United Kingdom 3.2%
 HSBC Holdings plc (Provider of a variety of international
    banking and financial services) .............................      126,750    1,608,936
 Standard Chartered plc (Operator of an international
    banking group) ..............................................       84,572    1,197,705
                                                                                -----------
                                                                                  2,806,641
                                                                                -----------
-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $83,145,656)                                           80,597,522
-------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $89,509,796) (a)                      86,980,165
-------------------------------------------------------------------------------------------

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.


(a) The cost for federal income tax purposes was $90,191,178. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $3,211,013. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,024,635 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,235,648.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2001
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $89,509,796) ........................   $  86,980,165
Cash ..........................................................................          55,907
Foreign currency, at value (cost $2,551,343) ..................................       2,551,990
Receivable for investments sold ...............................................          62,188
Dividends receivable ..........................................................         224,064
Interest receivable ...........................................................           2,743
Receivable for Fund shares sold ...............................................         486,251
Foreign taxes recoverable .....................................................         179,644
                                                                                  -------------

Total assets ..................................................................      90,542,952

Liabilities
-----------------------------------------------------------------------------------------------
Payable for investments purchased .............................................       2,558,458
Payable for Fund shares redeemed ..............................................         212,896
Accrued management fee ........................................................          74,763
Other accrued expenses and payables ...........................................          61,063
                                                                                  -------------
Total liabilities .............................................................       2,907,180
-----------------------------------------------------------------------------------------------
Net assets, at value                                                              $  87,635,772
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
  Undistributed net investment income .........................................           8,730
Net unrealized appreciation (depreciation) on:
  Investments .................................................................      (2,529,631)
  Foreign currency related transactions .......................................           1,104
Accumulated net realized gain (loss) ..........................................     (40,589,440)
Paid-in capital ...............................................................     130,745,009
-----------------------------------------------------------------------------------------------
Net assets, at value                                                              $  87,635,772
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------
Class AARP

Net Asset Value, offering and redemption price per share ($73,378 / 8,013 shares
   of capital stock outstanding, $.01 par value, 100,000,000 shares             ---------------
   authorized) ................................................................   $        9.16
                                                                                ---------------
Class S

Net Asset Value, offering and redemption price per share ($87,562,394 /
   9,553,196 shares of capital stock outstanding, $.01 par value, 100,000,000   ---------------
   shares authorized) .........................................................   $        9.17
                                                                                ---------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $79,334) ............   $   736,634
Interest ........................................................       117,964
                                                                    -----------
Total Income ....................................................       854,598
                                                                    -----------
Expenses:
Management fee ..................................................       529,376
Administrative fee ..............................................       312,813
Directors' fees and expenses ....................................         2,617
Other ...........................................................         1,062
                                                                    -----------
Total expenses ..................................................       845,868
--------------------------------------------------------------------------------
Net investment income (loss)                                              8,730
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments (including foreign taxes of $174,827) ...............    (6,889,239)
Foreign currency related transactions (including foreign taxes of
$ 76,379)........................................................      (183,065)
                                                                    -----------
                                                                     (7,072,304)
                                                                    -----------
Net unrealized appreciation (depreciation) during the period on:
Investments .....................................................    (1,472,943)
Foreign currency related transactions ...........................        43,844
                                                                    -----------
                                                                     (1,429,099)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           (8,501,403)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations .   $(8,492,673)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                Six Months Ended     Year Ended
                                                     April 30,       October 31,
Increase (Decrease) in Net Assets                       2001            2000
--------------------------------------------------------------------------------
Operations:

Net investment income (loss)...................... $        8,730     $  (2,100,515)
Net realized gain (loss) on investment transactions    (7,072,304)       28,180,812
Net unrealized appreciation (depreciation) on
   investment transactions during the period......     (1,429,099)      (39,821,104)
                                                    ---------------- ----------------
Net increase (decrease) in net assets resulting
   from operations................................     (8,492,673)      (13,740,807)
                                                    ---------------- ----------------
Fund share transactions:
Proceeds from shares sold.........................     55,837,298       96,599,537
Cost of shares redeemed...........................    (64,600,961)     (121,909,595)
Redemption fees...................................        121,540           697,567
                                                    ---------------- ----------------

Net increase (decrease) in net assets from Fund
   share transactions.............................     (8,642,123)      (24,612,491)
                                                    ---------------- ----------------

Increase (decrease) in net assets.................    (17,134,796)      (38,353,298)
Net assets at beginning of period.................    104,770,568       143,123,866
Net assets at end of period (including
   undistributed net investment income of $8,730   ----------------- ----------------
   at April 30, 2001)                              $   87,635,772    $  104,770,568
                                                   ----------------- ----------------




    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------
                                                            2001(a)   2000(b)
------------------------------------------------------------------------------

Net asset value, beginning of period                       $10.08    $10.93
-------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss) (c)                            .00(e)     (.01)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                               (.93)     (.84)
-------------------------------------------------------------------------------
  Total from investment operations                           (.93)     (.85)
-------------------------------------------------------------------------------
Redemption fees                                               .01        --
-------------------------------------------------------------------------------
Net asset value, end of period                             $ 9.16    $10.08
-------------------------------------------------------------------------------
Total Return (%)                                            (9.13)** (7.78)(d)**
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       .073      .002
-------------------------------------------------------------------------------
Ratio of expenses (%)                                        1.76*     1.75*
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     .05*     (.11)**
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   208*      134*
-------------------------------------------------------------------------------

(a)  For the six months ended April 30, 2001.

(b) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

(c)  Based on monthly average shares outstanding during the period.

(d) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

(e)  Less than $.005 per share.

*    Annualized

**   Not annualized

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S

------------------------------------------------------------------------------------
Years Ended October 31,         2001(a)   2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning of
period                         $10.09   $11.76   $ 8.38   $11.38   $15.93   $15.59
------------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss)    .00(d)  (.18)    (.06)     .05     (.04)     .02(b)
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   (.93)   (1.55)    3.41    (2.75)   (4.50)     .42
------------------------------------------------------------------------------------
  Total from investment
  operations                     (.93)   (1.73)    3.35    (2.70)   (4.54)     .44
------------------------------------------------------------------------------------
Less distributions from:

  Net investment income            --       --     (.02)    (.30)    (.01)    (.10)
------------------------------------------------------------------------------------
  Total distributions              --       --     (.02)    (.30)    (.01)    (.10)
------------------------------------------------------------------------------------
  Redemption fees                 .01      .06      .05       --       --       --
------------------------------------------------------------------------------------
Net asset value, end of period $ 9.17   $10.09   $11.76   $ 8.38   $11.38   $15.93
------------------------------------------------------------------------------------
Total Return (%)                (9.12)**(14.20)   40.49   (24.16)  (28.52)    2.76
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       88      105      143      113      147      329
------------------------------------------------------------------------------------
Ratio of expenses before
expense
reductions (%)                   1.76*    2.05(c)  2.35     2.46     1.94     1.75
------------------------------------------------------------------------------------
 Ratio of expenses after
 expense reductions (%)          1.76*    2.03(c)  2.35     2.46     1.94     1.75
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        .05*   (1.29)    (.56)     .50     (.22)     .12
------------------------------------------------------------------------------------
Portfolio turnover rate (%)       208*     134      122      141       97       95
------------------------------------------------------------------------------------

(a)  For the six months ended April 30, 2001.

(b)  Based on monthly average shares outstanding during the period.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.98% and 1.98%, respectively.

(d)  Less than $.005 per share.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

--------------------------------------------------------------------------------

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy

--------------------------------------------------------------------------------
and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $32,718,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($32,650,000) and October 31, 2007 ($68,000), the respective expiration dates, whichever occurs first.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes. Principal amounts of cash and securities invested in Malaysia are subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

--------------------------------------------------------------------------------

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Redemption Fees. In general, shares of each class of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended April 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $91,666,620 and $91,636,477, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the first $500,000,000 of the average daily net assets and 1.05% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended April 30, 2001, the fee pursuant to the Management Agreement amounted to $529,376, which was equivalent to an annualized effective rate of 1.10% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement") the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above)

--------------------------------------------------------------------------------


in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class AARP and Class S for the six months ended April 30, 2001, was equal to an annual effective rate of 0.65% of average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corp., also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2001, the Administrative Fee was as follows:

                                                 Total         Unpaid at April
Administrative Fee                             Aggregated            30, 2001
-----------------------------------------------------------------------------
Class AARP...........................       $          178   $           23
Class S..............................              312,635           40,987
                                           ----------------------------------
                                            $      312,813   $       41,010
                                           ----------------------------------

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2001, Directors' fees and expenses aggregated $2,617.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

F. Subsequent Event (Unaudited)

On May 28, 2001, the Scudder Pacific Opportunities Fund (the "Fund") acquired all the net assets of Kemper Asian Growth Fund pursuant to a plan of reorganization approved by shareholders on May 15, 2001. The acquisition was accomplished by a tax-free exchange of 909,695 shares of Class A, 559,016 shares of Class B and 112,342 shares of Class C of the Fund, respectively, for 1,815,514 shares of Class A shares, 1,139,186 shares of Class B shares and 231,912 shares of Class C shares of the Kemper Asian Growth Fund, respectively, outstanding on May 28, 2001. Kemper Asian Growth Fund's net assets at that date ($14,814,414), including $995,104 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $90,326,623. The combined net assets of the Fund immediately following the acquisition were $105,141,037.

--------------------------------------------------------------------------------


G. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:




                           Six Months Ended                     Year Ended
                            April 30, 2001                   October 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars

Shares sold
-------------------------------------------------------------------------------------
Class AARP........         29,715   $      284,997             233*   $       2,543*
Class S...........      5,924,587       55,552,301        6,843,012       96,596,994
                                    --------------                    --------------
                                    $   55,837,298                    $   96,599,537
                                    --------------                    --------------
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP........       (21,935)   $    (211,491)               --   $           --
Class S...........    (6,759,690)     (64,389,470)      (8,627,353)    (121,909,595)
                                    --------------                    --------------
                                    $ (64,600,961)                    $(121,909,595)
                                    --------------                    --------------
Redemption fees
-------------------------------------------------------------------------------------
Class AARP........             --   $        2,923               --   $           --
Class S...........             --          118,617               --          697,567
                                    --------------                    --------------
                                    $      121,540                    $      697,567
                                    --------------                    --------------
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP........          7,780   $       76,429             233*   $       2,543*
Class S...........      (835,103)      (8,718,552)      (1,784,341)     (24,615,034)
                                    --------------                    --------------
                                    $  (8,642,123)                    $ (24,612,491)
                                    --------------                    --------------


* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

Report of Independent Accountants
--------------------------------------------------------------------------------

                     To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Pacific Opportunities
                     Fund:

                     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund (the "Fund") at April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                     Boston, Massachusetts            PricewaterhouseCoopers LLP
                     June 18, 2001

Officers and Directors
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Director

 Henry P. Becton, Jr.
   o  Director; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Director; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Director; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Director; General Partner,
      The Exeter Group of Funds

 Jean Gleason Stromberg
   o  Director; Consultant

 Jean C. Tempel
   o  Director; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Director; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Irene T. Cheng*
   o  Vice President

 Joyce E. Cornell*
   o  Vice President

 Carol L. Franklin*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Joan R. Gregory*
   o  Vice President

 James E. Masur*
   o  Vice President

 Paul H. Rogers
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       36

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments